Exhibit 10.1

Execution Version

AMENDMENT NO. 1 TO LOCK-UP AGREEMENT

Amendment No. 1, dated as of September 9, 2022 (this “Amendment”), to the Lock-Up Agreement dated as of June 21, 2022 (the “Lock-Up Agreement”), by and between Albertsons Companies, Inc. (the “Company”) and the undersigned investor (the “Investor”).

WHEREAS, the Company and the Investor are party to the Lock-Up Agreement containing certain terms and conditions related to the sale and transfer of the Shares;

WHEREAS, the terms and conditions of the Lock-Up Agreement will expire on at 5:00 P.M. on September 10, 2022; and

WHEREAS, the Company and the Investor desire to extend the Lock-Up Period as set forth in the Amendment.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Lock-Up Agreement.

SECTION 2. Amendment.

Paragraph 3 of the Lock-Up Agreement is hereby amended and restated in its entirety as set forth below:

3. The “Lock-Up Period” shall commence as of June 21, 2022 and expire at the sooner of (i) 5:00 PM New York City Time on October 18, 2022 or (ii) the release of the Company’s earnings for the second quarter of the 2022 fiscal year.

SECTION 3. Amendment; Counterparts.

Except as expressly amended hereby, the provisions of the Lock-Up Agreement are and shall remain in full force and effect. This Amendment may be executed in two or more identical counterparts (including by electronic transmission), each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered (by electronic transmission or otherwise) to the other parties.

[Remainder of the page left intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

ALBERTSONS COMPANIES, INC.

By:	/s/ Juliette Pryor
Name: Juliette Pryor
Title: EVP and General Counsel

CERBERUS:

CERBERUS ICEBERG LLC

By:	CERBERUS PARTNERS, L.P., its Management Member

By:	CERBERUS ASSOCIATES, L.L.C., its General Partner

By:	/s/ Alexander D. Benjamin

Alexander D. Benjamin
Name

General Counsel
Title

[Signature Page to Amendment No. 1 to the Company Lock-Up Agreement]

CERBERUS ALBERTSONS INCENTIVE LLC

By:	CERBERUS CAPITAL MANAGEMENT, L.P., its Managing Member

By:	/s/ Alexander D. Benjamin

Alexander D. Benjamin
Name

General Counsel
Title

[Signature Page to Amendment No. 1 to the Company Lock-Up Agreement]

KLAFF:

KLA A MARKETS, LLC

By:	/s/ Hersch Klaff

Hersch Klaff
Name

President
Title

K-SATURN, LLC

By:	/s/ Hersch Klaff

Hersch Klaff
Name

President
Title

A-S KLAFF EQUITY, LLC

By:	/s/ Hersch Klaff

Hersch Klaff
Name

President
Title

[Signature Page to Amendment No. 1 to the Company Lock-Up Agreement]

KLAFF-W LLC

By:	/s/ Hersch Klaff

Hersch Klaff
Name

President
Title

[Signature Page to Amendment No. 1 to the Company Lock-Up Agreement]

SCHOTTENSTEIN:

JUBILEE ABS HOLDING LLC

By:	/s/ Ben Kraner

Ben Kraner
Name

Manager
Title

[Signature Page to Amendment No. 1 to the Company Lock-Up Agreement]

LUBERT-ADLER:

L-A V ABS, LLC

By:	/s/ Dean Adler

Dean Adler
Name

CEO
Title

LUBERT-ADLER REAL ESTATE FUND V, L.P. (on behalf of itself, and as successor-by merger to LUBERT-ADLER REAL ESTATE PARALLEL FUND V, L.P.)

By:	Lubert-Adler Group V, L.P., its general partner

By:	Lubert-Adler Group V, LLC, its general partner

By:	/s/ Dean Adler

Dean Adler
Name

CEO
Title

[Signature Page to Amendment No. 1 to the Company Lock-Up Agreement]

LUBERT-ADLER REAL ESTATE FUND VI, L.P.

By:	Lubert-Adler Group VI, L.P., its general partner

By:	Lubert-Adler Group VI, LLC, its general partner

By:	/s/ Dean Adler

Dean Adler
Name

CEO
Title

LUBERT-ADLER REAL ESTATE FUND VI-A, L.P.

By:	Lubert-Adler Group VI, L.P., its general partner

By:	Lubert-Adler Group VI, LLC, its general partner

By:	/s/ Dean Adler

Dean Adler
Name

CEO
Title

[Signature Page to Amendment No. 1 to the Company Lock-Up Agreement]

LUBERT-ADLER REAL ESTATE FUND VI-B, L.P.

By:	Lubert-Adler Group VI-B, L.P., its general partner

By:	Lubert-Adler Group VI-B, LLC, its general partner

By:	/s/ Dean Adler

Dean Adler
Name

CEO
Title

L-A SATURN ACQUISITION, L.P.

By:	L-A Group Saturn, LLC, its general partner

By:	/s/ Dean Adler

Dean Adler
Name

CEO
Title

L-A ASSET MANAGEMENT SERVICES, L.P.

By:	Lubert-Adler GP – West, LLC, its General Partner

By:	/s/ Dean Adler

Dean Adler
Name

CEO
Title

[Signature Page to Amendment No. 1 to the Company Lock-Up Agreement]